Exhibit 10.11

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of July 20, 2011 by and between SQUARE 1 BANK (“Bank”) and LUCID, INC., a New York corporation (“Grantor”).

RECITALS

A.            Bank has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement).

B.            Bank is willing to extend and to continue to extend financial accommodations to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

C.            Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and Grantor until such time as Grantor completes an Initial Public Offering, as such term is defined in the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof (collectively, “Intellectual Property Collateral”).

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement.  The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity.  Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and to which and in which Grantor maintains any rights whatsoever.

SIGNATURE PAGE FOLLOWS

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	LUCID, INC.

2320 Brighton Henrietta TL Rd.	By:	/s/ Jay M. Eastman

Rochester, NY 14618	Name:	Jay M. Eastman

	Title:	Chief Executive Officer

BANK:

Address of Bank:	SQUARE 1 BANK

406 Blackwell Street, Suite 240	By:	/s/ Basil Kushner
Durham, NC 27701
Attn: Loan Documentation Department	Name:	Basil Kushner

	Title:	AVP - Venture Banking

3

EXHIBIT A

COPYRIGHTS

Description	Registration Number	Registration Date

Beginning : energize kernel 3.0.	TX0003842749	09/08/1994

Lucid common lisp : twenty-five (25) pages of source code.	TX0001943855	11/07/1986

EXHIBIT B

PATENTS

Description	Patent OR Application Number	Registration OR Filing Date

Non-invasive in-vivo imaging of mechanoreceptors in skin using confocal microscopy	11878638	07/25/2007

Imaging system using polarization effects to enhance image quality	6134010	10/17/2000

Tissue specimen holder	6330106	12/11/2001

Cassette for facilitating optical sectioning of a retained tissue specimen	6411434	06/25/2002

Confocal microscope for facilitating cryosurgery of tissue	6413252	07/02/2002

System and method for enhancing confocal reflectance images of tissue specimens	6720547	04/13/2004

System for marking the locations of imaged tissue with respect to the surface of the tissue	6745067	06/01/2004

System and method for enhancing microscope images of tissue	7003345	02/21/2006

System and method for enhancing confocal reflectance images of tissue specimens	7139122	11/21/2006

System for optically sectioning and mapping surgically excised tissue	7194118	03/20/2007

Imaging of surgical biopsies	7227630	06/05/2007

Automatic gain control for a confocal imaging system	7321394	01/22/2008

Confocal microscope for imaging of selected locations of the body of a patient	7394592	07/01/2008

Confocal microscope imaging head	D523883	06/27/2006

Automatic gain control for a confocal imaging system	7961214	06/14/2011

System for macroscopic and confocal imaging of tissue	7864996	01/04/2011

Confocal microscope for imaging of selected locations of the body of a patient	7859749	12/28/2010

Microscopic imaging apparatus and method	7813788	10/12/2010

System for marking the locations of images tissue with respect to the surface of the tissue	7711410	05/04/2010

System and method for enhancing microscopic images of tissue	7676258	03/09/2010

System and method for enhancing confocal reflectance images of tissue specimens	7515266	04/07/2009

System and method for confocal imaging within dermal tissue	7225010	05/29/2007

Cellular surgery utilizing confocal microscopy	7190990	03/13/2007

System and method for enhancing confocal reflectance images of tissue specimens	7110114	09/19/2006

Microscopic imaging apparatus and method	7047064	05/16/2006

System for confocal imaging within dermal tissue	6937886	08/30/2005

Tissue specimen holder	6856458	02/15/2005

Confocal microscope having a positionable imaging head for cellular imaging of skin, other living tissue and biological processes	D492997	07/13/2004

Imaging system using polarization effects to enhance image quality	6710875	03/24/2004

System for facilitating pathological examination of a lesion in tissue	6684092	01/27/2004

Cellular surgery utilizing confocal microscopy	6668186	12/23/2003

Imaging system using polarization effects to enhance image quality	6577394	06/10/2003

System for confocal imaging within dermal tissue	6424852	07/23/2002

System for imaging mechanically stabilized tissue	6360115	03/19/2002

Imaging system using multi-mode laser illumination to enhance image quality	6304373	10/16/2001

Handheld imaging microscope	6263233	07/17/2001

Imaging system using polarization effects to enhance image quality	6134009	10/17/2000

Cellular surgery utilizing confocal microscopy	5995867	11/30/1999

System for imaging mechanically stabilized tissue	5978695	11/02/1999

Dermatological laser treatment system with electronic visualization of the area being treated	5860967	01/19/1999

Spectral densitometer	5844681	12/01/1998

Confocal imaging through thick dermal tissue	6263233	07/17/2001

Spectrophotometer and electro-optic module especially suitable for use therein	5742389	04/21/1998

Photodetector integrator circuit having a window comparator	5773816	06/30/1998

Spectrophotometer with electronic temperature stabilization	5739905	04/14/1998

Epilation system	5632741	05/27/1997

Dermatological laser treatment systems with electronic visualization	5653706	08/05/1997

Confocal imaging through thick dermal tissue	5788639	08/04/1998

System and method for facilitating pathological examination of lesion in tissue	5836877	11/17/1998

EXHIBIT C

TRADEMARKS

Description	Registration/ Application Number	Registration/ Application Date

LUCID	2234174	03/23/1999

VIVASCOPE	2188503	09/08/1998

LUCID	1964368	03/26/1996

VIVACAM	3100622	06/06/2006

VIVACELL	3159801	10/17/2006

VIVASCOPY	3627656	05/26/2009

VIVANET	3415188	04/22/2008

VIVASCAN	77068695	12/20/2006

VIVASTACK	2701076	03/25/2003

VIVABLOCK	2703053	04/01/2003

L U C I D	2879829	08/31/2004